UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 25, 2026

StablecoinX Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-43372	39-3052555
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6160 Warren Parkway, Suite 100 Frisco, TX	75034
(Address of principal executive offices)	Zip Code

(302) 803-6849

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	USDE	The Nasdaq Stock Market LLC
Warrants to purchase Class A Common Stock	USDEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On June 25, 2026, StablecoinX Inc. (the “Company” or “StablecoinX”) issued a press release, announcing the closing of the previously announced business combination (the “Business Combination”) pursuant to the business combination agreement, dated as of July 21, 2025 (as amended on January 21, 2026 and April 21, 2026) by and among TLGY Acquisition Corporation, a Cayman Islands exempted company (“TLGY”), the Company, StablecoinX Assets Inc., StablecoinX SPAC Merger Sub LLC, a wholly-owned subsidiary of the Company, and StablecoinX Company Merger Sub, Inc., a wholly-owned subsidiary of the Company. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filings, except as shall otherwise be expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the U.S. federal securities laws, including expectations, intentions, plans, prospects regarding TLGY, StablecoinX and the Business Combination and statements regarding the anticipated commencement of trading on Nasdaq and StablecoinX’s vision and business strategy. These forward-looking statements are generally identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “potential,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events or conditions that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including, but not limited to, the failure of StablecoinX to maintain the listing of its shares of Class A common stock; costs related to the Business Combination and as a result of becoming a public company; changes in business, market, financial, political and regulatory conditions; risks relating to StablecoinX’s anticipated operations and business; the risk that the anticipated benefits of the Business Combination may not be realized, the highly volatile nature of the price of ENA and other products issued by Ethena; risks related to increased competition in the industries in which StablecoinX will operate; risks relating to significant legal, commercial, regulatory and technical uncertainty regarding crypto assets, including stablecoins; risks relating to the treatment of crypto assets for U.S. and foreign tax purposes; risks that StablecoinX experiences difficulties managing its growth and expanding operations; challenges in implementing StablecoinX’s business plan including developing and launching its infrastructure services, Stablecoin Harness middleware and distribution services, due to operational challenges, significant competition and regulation or other reasons; the outcome of any potential legal proceedings that may be instituted against StablecoinX or others following the closing of the Business Combination, and other risks and uncertainties described in the filings of TLGY and StablecoinX with the Securities and Exchange Commission (the “SEC”). The inclusion of any statement in this press release does not constitute an admission by StablecoinX or any other person that the events or circumstances described in such statement are material.

The foregoing list of risk factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the definitive proxy statement of TLGY and final prospectus of StablecoinX, each dated as of February 17, 2026 and as further supplemented, and other documents that have been filed by TLGY and StablecoinX with the SEC and other documents to be filed by StablecoinX from time to time with the SEC. These filings do or will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. There may be additional risks that StablecoinX does not presently know or that StablecoinX currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and StablecoinX assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. StablecoinX does not give any assurance that either it will achieve its expectations. The inclusion of any statement in this press release does not constitute an admission by StablecoinX or any other person that the events or circumstances described in such statement are material.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated June 25, 2026.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

StablecoinX Inc.

Date: June 25, 2026	By:	/s/ Young Cho
	Name:	Young Cho
	Title:	Chief Financial Officer

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